UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2018

QHY GROUP
(Exact name of registrant as specified in its charter)

(Former name of registrant)

Nevada	000-55933	33-1176182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Broadway, Suite 1515

New York, New York 10036

(Address of principal executive offices) (Zip Code)

+1-212 324 1876

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 24, 2018, QHY Group (the “Company”) entered into Securities Purchase Agreements with seven accredited investors for the sale of 6,655,750 shares of the Company’s common stock for aggregate consideration of $2,196,500. Of the shares to be sold, 5,972,582 are to be issued to six investors for $1,851,500 and the remaining 683,168 shares are to be sold to a single investor for $345,000.

The Securities Purchase Agreements grant each of the Investors a right of first refusal with respect to any proposed sale by the Company of its equities securities or any securities exercisable for or convertible into equity securities during a period ending on the first annual anniversary of the closing date, subject to extension upon terms set forth in the Securities Purchase Agreements.

Item 3.02 Sale of Unregistered Equity Securities.

On December 28, 2018, pursuant to the Securities Purchase Agreements referred to above, QHY Group sold a total of 6,655,750 shares to seven investors for aggregate consideration of $2,196,500. Of the shares sold, 5,972,582 were issued to six investors for $1,851,500 and the remaining 683,168 shares were sold to a single investor for $345,000.

The 6,655,750 shares of common stock were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, as the offering and sale were conducted in accordance with Regulation S. Each of the investors is a resident of the People’s Republic of China, no selling efforts were conducted in the United States and the certificates representing the shares were endorsed with a customary restrictive Securities Act legend.

Item 7.01 Regulation FD Disclosure

On December 28, 2018, the Company issued a press release announcing that it had completed a private placement of its common stock in which it sold an aggregate of 6,655,750 shares for $2,196,500. A copy of the press release is filed as Exhibit 99.1 to this report.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
10.1	Securities Purchase Agreement with Zhigang Hou
10.2	Securities Purchase Agreement with Han Wang, Rouchen Zhang, Boxin Zhang, Zhenjun Zhang, Bin Xu and Weida Xie
99.1	Press Release issued by QHY Group on December 28, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QHY GROUP

December 28, 2018	By:	/s/ Mao Xu
Mao Xu
President, Chief Executive Officer
(principal executive and financial officer)

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